UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------
                                    FORM 8-K
                          -----------------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 12, 2002


                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-18711              13-3437739
         --------                       -------              ----------
(State or other jurisdiction of    (Commission File       (I.R.S. Employer
      incorporation)                    Number)           Identification No.)


         7 PENN PLAZA, SUITE 422, NEW YORK, NEW YORK            10001
         -------------------------------------------            -----
        (Address of principal executive offices)              (Zip Code)

                                 (212) 563-1036
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                       __________________________________
                       (Former name or former address, if
                           changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

(a) On December 12, 2002, Actrade Financial Technologies Ltd. (the "Company") announced that it and one of its subsidiaries filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York. The subsidiary of the Company which also filed a voluntary petition for relief under the Bankruptcy Code is Actrade Capital Inc., a Delaware corporation ("Capital"). The Case Number for the Company is 02-16212 and the Case Number for Capital is 02-16213.

The Company and Capital remain in possession of their assets and properties, and the management of the Company and Capital continue to operate their businesses as "debtors and debtors-in-possession" pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

(b)  Not applicable



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         The following exhibit is being furnished pursuant to Item 9 and shall not be deemed to be incorporated by reference into any other filings with the Securities and Exchange Commission made by the Company.

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------

             99.1          Press Release, dated December 12, 2002.



ITEM 9.  REGULATION FD DISCLOSURE.

         On December 12, 2002, the Company issued a press release which is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 9.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ACTRADE FINANCIAL TECHNOLOGIES LTD.



Date: December 12, 2002            By:  /s/ Richard McCormick
                                        ---------------------------------------
                                        Richard McCormick
                                        Chief Executive Officer

                                  EXHIBIT INDEX


         EXHIBIT NO.       DESCRIPTION
         -----------       -----------

             99.1          Press Release, dated December 12, 2002.